UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-07390

Boulder Total Return Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: November 30

Date of Reporting Period: December 1, 2013-November 30, 2014

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

BOULDER
TOTAL RETURN FUND, INC.

NYSE SYMBOL: BTF

ANNUAL REPORT | NOVEMBER 30, 2014

BOULDER TOTAL RETURN FUND, INC.

1	Letter from the Advisers

5	Financial Data

6	Portfolio of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statements of Changes in Net Assets

13	Statement of Cash Flows

14	Financial Highlights

17	Notes to Financial Statements

28	Report of Independent Registered Public Accounting Firm

29	Additional Information

31	Summary of Dividend Reinvestment Plan

32	Board of Directors’ Approval of the Investment Advisory Agreements

36	Directors & Officers

Boulder Total Return Fund, Inc.	Letter from the Advisers
November 30, 2014 (Unaudited)

Dear Stockholders:

As you are already probably aware, the merger of the Boulder Total Return Fund, Inc. (the “Fund”), Boulder Growth & Income Fund, Inc., First Opportunity Fund, Inc. and The Denali Fund Inc. into a single surviving fund has officially received stockholder approval. It has been a long process to reach this point and we appreciate your support and patience throughout it all. We are excited by the opportunity to bring these four funds together as we believe it represents an important step in our efforts to better serve the stockholders of all of these funds. In light of this momentous event, I believe we have an opportunity to break from the normal and attempt to provide something new and hopefully more insightful. Let us begin by starting with the familiar and review the performance of the Fund.

For the one-year period ending November 30, 2014, the Fund generated a strong absolute return of 18.4% on net assets that outpaced the 16.9% return generated by the S&P 500 Index and the 13.4% return generated by the Dow Jones Industrial Average (DJIA), but lagged the 19.5% return generated by the NASDAQ Composite. In addition to the relative outperformance for the period, the Fund has continued to outperform its benchmarks on a net assets basis since we became the investment advisers to the Fund in August of 1999 as evidenced in the below table. It is also important to note that over the one-year period the Fund’s return on a market basis of 22.2% exceeded the Fund’s return on a net assets basis resulting in a narrowing of the discount of the Fund’s share price relative to its net asset value. While it is impossible to definitively state what drove the discount narrowing over this period, we believe our recent efforts to address the Fund’s share price discount have been in part a contributor to this reduction.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Ten Years*	Since August 1999**
Boulder Total Return Fund (NAV)	5.8%	9.9%	18.4%	22.1%	17.8%	8.3%	8.6%
Boulder Total Return Fund (Market)	5.4%	12.3%	22.2%	22.3%	17.0%	7.4%	8.3%
S&P 500 Index	3.7%	8.6%	16.9%	20.9%	15.9%	8.1%	4.9%
Dow Jones Industrial Average	4.8%	7.8%	13.4%	16.9%	14.4%	8.3%	5.8%
NASDAQ Composite	5.0%	13.7%	19.5%	24.0%	18.9%	9.8%	4.7%

*	Annualized.
**

Annualized since August 1999, when the current advisers became investment advisers to the Fund. Does not include the effect of dilution on non-participating stockholders from the July 2003 rights offering.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA and the NASDAQ Composite include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes, as applicable. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Annual Report | November 30, 2014	1

Letter from the Advisers	Boulder Total Return Fund, Inc.
November 30, 2014 (Unaudited)

Upon a closer examination it can be seen that the Fund’s performance was negatively impacted on an absolute and relative basis by the performance of a few of the Fund’s positions. Chief among these was the Fund’s position in Freeport-McMoRan Inc. (Freeport-McMoRan), which generated a negative 19.6% return for the period with the negative impact on the Fund’s performance amplified by the weight of the position as it accounted for roughly 0.9% of total assets at period end. The weak performance was primarily driven by a combination of factors including the lingering issues at its Indonesian mining operations that we detailed in prior letters as well as a decline in commodity prices, especially for crude oil. While these issues are of definite concern, we continue to view them as being more short-term in nature. When balanced against the company’s favorable long-term growth prospects, low cost, diversified asset base and a stock that we believe is attractively valued, we continue to believe the Fund’s position in Freeport-McMoRan should perform well over the longer-run.

Another detractor on an absolute and relative basis was the Fund’s position in the American Depository Receipts (ADRs) of Sanofi. For the period, the combined position in Sanofi generated a negative 5.9% return and accounted for approximately 1.9% of total assets at period end. The position had been performing fairly well up until October 2014 when returns quickly turned negative as the company made two material announcements. The first was that increased price competition in the U.S. would result in lower sales expectations for its core Diabetes products in the next year. The second was that the Board of Directors, in a surprising move, had removed the company’s CEO. While both announcements were obviously unfavorable, it is the latter one that has caused us more concern as it has introduced uncertainty about the future direction of the company. Despite the increased uncertainty, we continue to view the Fund’s position in Sanofi favorably as the company has, in our view, solid growth prospects, a good balance sheet, strong free cash flow generation and what we believe is an attractively valued stock.

The weak performance from these two positions was more than offset by the positive contributions from some of the Fund’s larger positions, such as Berkshire Hathaway, Inc. (Berkshire Hathaway) and Wells Fargo & Company (Wells Fargo), as they generated returns for the period of 27.6% and 27.1%, respectively.

In addition to closely monitoring the existing holdings of the Fund, we continue to focus our efforts on researching new investment ideas. Any investment decision we make will adhere to our core philosophy of buying good businesses at attractive valuations for the long-run. If Mr. Market is unwilling to offer us such opportunities, we are willing to patiently wait in cash until fear gets the better of him. While attractive investment opportunities have been scarce due to elevated market valuations, we believe these labors bore some fruit during the period as we made a few changes to the Fund’s holdings.

Two such changes were that we sold out of the Fund’s position in Kohl’s Corporation (Kohl’s) with the proceeds going to boost the existing position in Chevron Corporation (Chevron). In general for Kohl’s, we continue to like the company as we believe it is among the better operators in the retail space, it consistently generates high levels of free cash flow and it is a shareholder friendly allocator of capital. However, we have always had some concern with the uncertain long-term competitive landscape of the retail industry in light of the continued trend toward online shopping. When Kohl’s stock traded at a material discount to our estimate of its intrinsic value, the additional margin of safety allowed us to be comfortable with this concern. As the company’s market valuation moved above our estimate of intrinsic value, however, this margin of safety

2	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Letter from the Advisers
November 30, 2014 (Unaudited)

disappeared and along with it our comfort level with Kohl’s stock. When the market is willing to pay us materially more for a company we own than what we believe it is worth, we will be happy to oblige as long as we have an opportunity to re-deploy those proceeds into a more attractive investment opportunity.

Fortunately, we believe we had such an opportunity with Chevron, as growing concerns about falling oil prices drove a selloff in the company’s stock. As you know, we are bottom-up investors and we make no boasts about our abilities as macro prognosticators. How then were we able to gain comfort with a company whose earnings are highly dependent on volatile commodity prices, such as oil, natural gas liquids and natural gas? The simple answer is we recognize and understand our short comings. We know we are not able to predict with any sense of accuracy where commodity prices are going to be in the next day, much less the next year. Therefore, when we look to invest in commodity driven companies, we favor ones where other structural factors of the business help mute commodity price driven earnings volatility, such as commodity exposure diversification, geographic diversification, low cost operations and conservative leverage levels. Geographic and commodity exposure diversification can provide greater earnings stability as earnings are less reliant on any one commodity price or regional price differential. Low cost operations and conservative leverage ratios provide an increased margin of safety. Even if commodity prices fall dramatically and for an extended period of time, the companies with low cost operations and conservative balance sheets should be able to maintain some level of profitability and be able to weather an unforeseen storm.

Can oil prices fall further? Absolutely. Can oil prices remain depressed for an extended period? Sure. Will Chevron’s earnings take a major hit if oil prices stay at the current lower levels? Yes. Are we concerned for the long-term future of Chevron? No. The reason is that in addition to being a return-focused and a high-quality operator, we believe Chevron benefits from all of the structural factors discussed above. Regardless of the short-term fluctuations in oil prices, we feel confident they will eventually recover. When they do, Chevron will be there, well-positioned to benefit. While the market focuses on the short-term outlook, we believe it has overlooked Chevron’s many attractive long-term prospects. This is fine with us as we believe it has given us the chance to increase the Fund’s stake in a good company at an attractive price.

Now, the fact that I just covered the vast majority of activity in the Fund in just a few paragraphs highlights what we believe is an underappreciated aspect of our investment philosophy, which is low portfolio turnover. We are investors and not speculators. When we make a buy decision, we are making a decision to purchase an interest in a business that we plan to hold for a long time. A result of our buy and hold philosophy is that portfolio turnover, in the ordinary course of business, will tend to be low and we believe this is beneficial for a couple of reasons. First, it allows us to keep trading activity and its related costs to a minimum. The logic here is simple: we believe the Fund’s assets are better spent appreciating in long-term investments in high quality companies than unnecessarily lining the pockets of our brokers. Secondly, the less time spent on trading is more time we have to focus our efforts on research. It is through research and not trading where we believe we are able to provide the greatest value to you and the Fund.

Ignoring the obvious chance to segue into an in- depth discussion of our research process, I will save that for another time as it is probably best to bring this letter to a close before it becomes overlong. Going forward, our priorities are twofold. The first is to continue to navigate through this difficult market environment where we believe valuations remain elevated. We seek to

Annual Report | November 30, 2014	3

Letter from the Advisers	Boulder Total Return Fund, Inc.
November 30, 2014 (Unaudited)

accomplish this by remaining committed to our investment philosophy of investing in good businesses at attractive valuations for the long-run. The second is to move forward with the recently approved reorganization, which we expect to complete in March 2015.

Until then, I would like to wish you all the best in the New Year and I look forward to writing you again soon.

Sincerely,

Brendon Fischer, CFA

Portfolio Manager

January 6, 2015

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Leverage. The Fund is currently leveraged through a credit facility. The Fund may utilize leverage to seek to enhance the returns for its stockholders over the long- term; however, this objective may not be achieved in all interest rate environments. Leverage creates certain risks for stockholders, including the likelihood of greater volatility of the Fund’s NAV and market price. There are certain risks associated with borrowing through a line of credit, including, but not limited to risks associated with purchasing securities on margin. In addition, borrowing through a line of credit subjects the Fund to contractual restrictions on its operations and requires the Fund to maintain certain asset coverage ratios on its outstanding indebtedness.

Note to Stockholders on Concentration of Investments. The Fund’s investment advisers feel it is important that stockholders be aware that the Fund is highly concentrated in a small number of positions. Concentrating investments in a fewer number of securities may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities.

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Boulder Total Return Fund, Inc.	Financial Data
November 30, 2014 (Unaudited)

	Per Share of Common Stock
	Net Asset Value	Market Price	Dividend Paid
11/30/13	$ 29.16	$ 22.81	$ 0.00
12/31/13	29.41	23.01	0.08 *
1/31/14	27.36	21.90	0.00
2/28/14	28.77	22.73	0.00
3/31/14	30.51	24.33	0.00
4/30/14	31.21	24.95	0.00
5/31/14	31.32	24.72	0.00
6/30/14	31.63	25.66	0.02 **
7/31/14	30.45	25.14	0.00
8/31/14	32.51	26.31	0.00
9/30/14	32.29	26.34	0.00
10/31/14	32.41	26.26	0.00
11/30/14	34.38	27.74	0.00

*	This distribution consisted of $0.08 per share long-term capital gain.
**	This distribution consisted of $0.02 per share long-term capital gain.

INVESTMENTS AS A % OF TOTAL NET ASSETS

AVAILABLE TO COMMON STOCKHOLDERS

Annual Report | November 30, 2014	5

Portfolio of Investments	Boulder Total Return Fund, Inc.
November 30, 2014

Shares	Description	Value (Note 2)

LONG TERM INVESTMENTS 115.3%
DOMESTIC COMMON STOCK 105.1%
Banks 5.3%
410,511	Wells Fargo & Co.(1)	$22,364,639

Construction Machinery 1.6%
65,300	Caterpillar, Inc.(1)	6,569,180

Diversified 52.4%
690	Berkshire Hathaway, Inc., Class A*(1)(2)	153,914,850
460,000	Berkshire Hathaway, Inc., Class B*(1)(2)	68,397,400

		222,312,250
Diversified Financial Services 5.4%
10,700	American Express Co.	988,894
361,650	JPMorgan Chase & Co.(1)(2)	21,756,864

		22,745,758
Environmental Control 0.3%
30,000	Republic Services, Inc.(1)	1,188,300

Healthcare Products & Services 2.3%
90,800	Johnson & Johnson(1)	9,829,100

Manufacturing 0.3%
8,000	3M Co.(1)	1,280,720

Mining 1.0%
163,000	Freeport-McMoRan, Inc.(1)	4,376,550

Oil & Gas 2.9%
114,400	Chevron Corp.(1)	12,454,728

Registered Investment Companies (RICs) 4.2%
736,836	Cohen & Steers Infrastructure Fund, Inc.	17,573,539

Retail 24.3%
370,000	Wal-Mart Stores, Inc.(1)	32,389,800
915,000	Yum! Brands, Inc.(1)(2)	70,683,750

		103,073,550
Software & Services 2.2%
21,000	International Business Machines Corp.	3,405,570
143,300	Oracle Corp.(1)(2)	6,077,353

		9,482,923

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Boulder Total Return Fund, Inc.	Portfolio of Investments
November 30, 2014

Shares	Description	Value (Note 2)

Technology, Hardware & Equipment 2.7%
416,700	Cisco Systems, Inc.(1)(2)	$11,517,588

Tobacco Products 0.2%
9,700	Philip Morris International, Inc.(1)	843,221

TOTAL DOMESTIC COMMON STOCK (Cost $162,340,603)		445,612,046

FOREIGN COMMON STOCK 9.2%
Beverages 2.7%
60,000	Heineken Holding NV	4,102,660
95,117	Heineken NV	7,480,820

		11,583,480
Pharmaceuticals 2.2%
190,000	Sanofi, ADR	9,175,100

Real Estate 3.2%
529,500	Cheung Kong Holdings, Ltd.	9,715,721
126,445	Henderson Land Development Co., Ltd.	847,831
6,156,000	Midland Holdings, Ltd.*	3,254,518

		13,818,070
Real Estate Investment Trusts (REITs) 1.1%
4,779,336	Kiwi Income Property Trust	4,499,257

TOTAL FOREIGN COMMON STOCK (Cost $25,779,153)		39,075,907

LIMITED PARTNERSHIPS 1.0%
109,900	Enterprise Products Partners L.P.	4,103,666

TOTAL LIMITED PARTNERSHIPS (Cost $2,408,627)		4,103,666

TOTAL LONG TERM INVESTMENTS (Cost $190,528,383)		488,791,619

Annual Report | November 30, 2014	7

Portfolio of Investments	Boulder Total Return Fund, Inc.
November 30, 2014

Shares	Description	Value (Note 2)

SHORT TERM INVESTMENTS 0.7%
MONEY MARKET FUNDS 0.7%
3,048,566	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class, 7-Day Yield - 0.010%	$3,048,566

TOTAL MONEY MARKET FUNDS (Cost $3,048,566)		3,048,566

TOTAL SHORT TERM INVESTMENTS (Cost $3,048,566)		3,048,566

TOTAL INVESTMENTS 116.0% (Cost $193,576,949)		491,840,185

LEVERAGE FACILITY (16.0%)		(67,536,464)

OTHER ASSETS AND LIABILITIES (0.0%)(3)		(127,889)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS 100.0%		$424,175,832

*	Non-income producing security.
(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of November 30, 2014. (See Note 11).
(2)	Loaned security; a portion or all of the security is on loan as of November 30, 2014. (See Note 11).
(3)	Less than (0.05)% of Total Net Assets Available to Common Stockholders.

Percentages are stated as a percent of the Total Net Assets Available to Common Stockholders.

Common Abbreviations:
ADR - American Depositary Receipt.
L.P. - Limited Partnership.
Ltd. - Limited.
NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation.

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Boulder Total Return Fund, Inc.	Portfolio of Investments
November 30, 2014

Regional Breakdown as a % of Total Net Assets Available to Common Stockholders
United States	106.8%

Hong Kong	3.2%

Netherlands	2.7%

France	2.2%

New Zealand	1.1%

Leverage Facility	(16.0)%

Other Assets and Liabilities	(0.0)%(1)

(1)	Less than (0.05)% of Total Net Assets Available to Common Stockholders.

See Accompanying Notes to Financial Statements.

Annual Report | November 30, 2014	9

Statement of Assets and Liabilities	Boulder Total Return Fund, Inc.
November 30, 2014

ASSETS:
Investments, at value (Cost $193,576,949) (Note 2)*	$491,840,185
Foreign currency, at value (Cost $122,472)	119,094
Dividends and interest receivable	483,026
Prepaid expenses and other assets	39,418
Total Assets	492,481,723

LIABILITIES:
Loan payable (Note 11)	67,536,464
Investment co-advisory fees payable (Note 3)	442,460
Administration and co-administration fees payable (Note 3)	114,855
Custody fees payable	60,058
Audit fees payable	42,100
Legal fees payable	34,512
Printing fees payable	30,798
Directors’ fees and expenses payable (Note 3)	23,698
Interest due on loan payable (Note 11)	8,954
Accrued expenses and other payables	11,992
Total Liabilities	68,305,891
TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$424,175,832

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 5)	$123,387
Paid-in capital in excess of par value of common stock	122,556,582
Overdistributed net investment income	(1,400,493)
Accumulated net realized gain on investments sold and foreign currency related transactions	4,638,083
Net unrealized appreciation on investments and foreign currency translations	298,258,273
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$424,175,832

Net Asset Value, $424,175,832/12,338,660 common stock outstanding	$34.38

*	Securities loaned, at value $54,325,607.

See Accompanying Notes to Financial Statements.

10	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Statement of Operations
For the Year Ended November 30, 2014

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes $88,374)	$6,975,158
Securities lending income	24,216
Total Investment Income	6,999,374

EXPENSES:
Investment co-advisory fees (Note 3)	5,594,639
Administration and co-administration fees (Note 3)	915,268
Interest on loan (Note 11)	657,196
Legal fees	126,405
Directors’ fees and expenses (Note 3)	97,632
Custody fees	70,920
Insurance expense	53,771
Audit fees	50,585
Printing fees	35,300
Transfer agency fees	19,106
Other	112,707
Total Expenses	7,733,529
Less fees waived by investment advisers	(448,043)
Net Expenses	7,285,486
Net Investment Loss	(286,112)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on:
Investment securities	2,929,619
Foreign currency related transactions	11,245
2,940,864
Long-term capital gain distributions from other investment companies	680,981
Net change in unrealized appreciation/(depreciation) on:
Investment securities	62,397,593
Foreign currency related translations	(5,929)
62,391,664
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	66,013,509
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$65,727,397

See Accompanying Notes to Financial Statements.

Annual Report | November 30, 2014	11

Statements of Changes in Net Assets	Boulder Total Return Fund, Inc.

	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013

OPERATIONS:
Net investment income/(loss)	$(286,112)	$290,716
Net realized gain on investment securities and foreign currency related transactions	2,940,864	13,614,069
Long-term capital gain distributions from other investment companies	680,981	–
Net change in unrealized appreciation on investment securities and foreign currency translations	62,391,664	64,316,595
	65,727,397	78,221,380

AUCTION MARKET PREFERRED STOCK TRANSACTIONS (NOTE 6):
Distributions from net investment income	–	(486,163)
Distributions from long-term capital gain	–	(55,395)
Total Auction Market Preferred Stock Transactions	–	(541,558)

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	65,727,397	77,679,822

DISTRIBUTIONS TO COMMON STOCKHOLDERS (NOTE 10):
From net realized capital gains	(1,307,034)	–
Total Distributions: Common Stockholders	(1,307,034)	–

REDEMPTION OF TAXABLE AUCTION MARKET PREFERRED STOCK (PAR VALUE)	–	(68,000,000)
NET ASSETS:
Beginning of period	359,755,469	350,075,647
End of period (including overdistributed net investment income of $(1,400,493) and $(1,079,703), respectively)	424,175,832	359,755,469

Net Assets Applicable to Common Stockholders	$424,175,832	$359,755,469

See Accompanying Notes to Financial Statements.

12	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Statement of Cash Flows
For the Year Ended November 30, 2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$65,727,397
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(11,764,359)
Proceeds from disposition of investment securities	13,814,425
Net proceeds from disposition of short-term investment securities	(705,684)
Net realized gain from investment securities	(2,929,619)
Net change in unrealized appreciation on investment securities	(62,397,593)
Net change in unrealized depreciation on foreign currency related transactions	5,929
Increase in dividends and interest receivable	(94,878)
Increase in prepaid expenses and other assets	(7,518)
Increase in interest due on loan payable	1,631
Increase in co-advisory fees payable	47,961
Increase in audit fees payable	29,249
Increase in legal fees payable	18,623
Increase in administration and co-administration fees payable	41,721
Increase in printing fees payable	23,768
Increase in directors’ fees and expenses payable	23,698
Increase in custody fees payable	51,225
Increase in accrued expenses and other payables	7,250
Net Cash Provided by Operating Activities	1,893,226

CASH FLOWS FROM FINANCING ACTIVITIES:
Decrease in loan payable	(580,000)
Cash distributions paid on Common Stock	(1,307,034)
Net Cash Used in Financing Activities	(1,887,034)

Effect of exchange rates on cash	(5,928)

Net increase in cash	264
Cash and foreign currency, beginning balance	118,830

Cash and foreign currency, ending balance	$119,094

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid for interest on loan during the period was $655,565.

See Accompanying Notes to Financial Statements.

Annual Report | November 30, 2014	13

Financial Highlights	Boulder Total Return Fund, Inc.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value- Beginning of Period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain on investments
Total from Investment Operations
AUCTION MARKET PREFERRED STOCK TRANSACTIONS
Distributions from net investment income
Distributions from tax return of capital
Distributions from long-term capital gains
Gain on redemption of Auction Preferred Shares
Total Auction Preferred Stock Transactions
Net Increase from Operations Applicable to Common Stockholders
DISTRIBUTIONS TO COMMON STOCKHOLDERS
Distributions from net realized capital gains
Total Distributions Paid to Common Stockholders
Net Increase in Net Asset Value
Common Share Net Asset Value - End of Period
Common Share Market Value - End of Period
Total Return, Common Share Net Asset Value(c)
Total Return, Common Share Market Value(c)
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(d)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of net investment loss to average net assets including waiver
Ratio of net investment income/(loss) to average net assets excluding waiver
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Year (000’s)
Number of Common Shares Outstanding, End of Year (000’s)
Ratio of Net Operating Expenses including waiver, when applicable, to Total Average Net Assets including Auction Market Preferred Stock(d)

Borrowings at End of Period
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000 (000s)

14	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Financial Highlights

For the Year Ended November 30, 2014		For the Year Ended November 30, 2013		For the Year Ended November 30, 2012	For the Year Ended November 30, 2011	For the Year Ended November 30, 2010

$29.16		$22.86		$18.97	$18.66	$15.21

(0.02)		0.02		0.04	0.08	0.07
5.35		6.32		3.92	0.32	3.43
5.33		6.34		3.96	0.40	3.50

–		(0.04)		(0.10)	(0.05)	(0.05)
–		–		–	(0.04)	(0.04)
–		(0.00	)(b)	–	–	–
–		–		0.03	–	0.04
–		(0.04)		(0.07)	(0.09)	(0.05)
5.33		6.30		3.89	0.31	3.45
(0.11)		–		–	–	–
(0.11)		–		–	–	–
5.22		6.30		3.89	0.31	3.45
$34.38		$29.16		$22.86	$18.97	$18.66
$27.74		$22.81		$18.11	$15.23	$15.52
18.4%		27.6%		20.5%	1.7%	22.7%
22.2%		26.0%		18.9%	(1.9)%	22.3%

1.92%		1.91%		1.90%	N/A	N/A
2.04%		2.02%		2.03%	2.12%	2.19%
(0.08)%		(0.06)%		(0.29)%	N/A	N/A
(0.19)%		(0.17)%		(0.41)%	0.18%	0.13%

3%		7%		10%	3%	6%
$424,176		$359,755		$282,076	$234,103	$230,287
12,339		12,339		12,339	12,339	12,339

N/	A	N/	A	1.51%	1.62%	1.63%

$67,536		$68,116		N/A	N/A	N/A
$7,281		$6,281		N/A	N/A	N/A

See Accompanying Notes to Financial Statements.

Annual Report | November 30, 2014	15

Financial Highlights	Boulder Total Return Fund, Inc.

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Amount represents less than $(0.01) per common share.
(c)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(d)	Ratios do not include the effect of dividends to preferred stockholders.

The table below sets out information with respect to Taxable Auction Market Preferred Stock previously issued.(1)(2)

	Par Value (000)		Total Shares Outstanding (000)	Asset Coverage Per Share(3)		Involuntary Liquidating Preference Per Share(4)

11/30/14	$	N/A	N/A	$	N/A	$	N/A
11/30/13		N/A	N/A		N/A		N/A
11/30/12		68,000	0.68		514,878		100,000
11/30/11		72,100	0.72		424,725		100,000
11/30/10		72,100	0.72		419,429		100,000

(1)	See Note 6 in Notes to Financial Statements.
(2)	The Auction Market Preferred Stock (“AMPS”) issued by the Fund were fully redeemed at the liquidation preference, plus accumulated but unpaid dividends, on April 10, 2013.
(3)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of Auction Market Preferred Stock outstanding.
(4)	Excludes accumulated undeclared dividends.

See Accompanying Notes to Financial Statements.

16	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Notes to Financial Statements
November 30, 2014

NOTE 1. FUND ORGANIZATION

Boulder Total Return Fund, Inc. (the “Fund” or “BTF”), is a diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund’s Board of Directors (the “Board”) has delegated to the advisers, through approval of the appointment of the members of the advisers’ Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”). The advisers use a third-party pricing consultant to assist the advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The advisers and their valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee of the advisers are responsible for (i) identifying Fair Value Securities, (ii) analyzing each Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The advisers are responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances described below. If the Fund determines that developments between the

Annual Report | November 30, 2014	17

Notes to Financial Statements	Boulder Total Return Fund, Inc.
November 30, 2014

close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets, and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 -	Unadjusted quoted prices in active markets for identical investments
Level 2 -	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of November 30, 2014 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Domestic Common Stock	$445,612,046	$–	$–	$445,612,046
Foreign Common Stock	39,075,907	–	–	39,075,907
Limited Partnerships	4,103,666	–	–	4,103,666
Short Term Investments	3,048,566	–	–	3,048,566

TOTAL	$491,840,185	$–	$–	$491,840,185

*	For detailed descriptions, see the accompanying Portfolio of Investments.

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Boulder Total Return Fund, Inc.	Notes to Financial Statements
November 30, 2014

The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period. During the year ended November 30, 2014, there were no transfers between Levels 1 and 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 7.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Dividends and Distributions to Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The stockholders of Auction Market Preferred Stock were previously entitled to receive cumulative cash dividends as declared by the Fund’s Board. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered

Annual Report | November 30, 2014	19

Notes to Financial Statements	Boulder Total Return Fund, Inc.
November 30, 2014

investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund’s stockholders as a credit against their own tax liabilities.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the year ended November 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The

Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) serve as co-investment advisers to the Fund (the “Advisers”). The Fund pays the Advisers a monthly fee (the “Advisory Fee”) at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Net Assets”). Effective December 1, 2011, BIA and SIA agreed to waive 0.10% of the Advisory Fee such that the Advisory Fee will be calculated at the annual rate of 1.15% of Net Assets. The fee waiver agreement has a one-year term and is renewable annually. The Advisers renewed the fee waiver for an additional one year term as of December 1, 2013.

The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. The equity owner of SIA is the Stewart West Indies Trust. SIA and BIA are considered “affiliated persons”, as that term is defined in the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). Prior to October 1, 2013 SIA received a monthly fee equal to 75% of the fees earned by the Advisers, and BIA received 25% of the fees earned by the Advisers. As of October 1, 2013 SIA receives 25% of the fees earned by the Advisers and BIA receives 75% of the fees earned by the Advisers.

20	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Notes to Financial Statements
November 30, 2014

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. The equity owners of FAS are EALLC and the Lola Trust.

As BIA, SIA and FAS are considered affiliates of the Fund, as the term is defined in the 1940 Act, agreements between the Fund and those entities are considered affiliated transactions.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined Net Assets of the Fund and the following affiliates of the Fund: Boulder Growth & Income Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined Net Assets of the Fund Group: an annual minimum fee of $460,000, or an annualized fee of 0.045% on Net Assets up to $1 billion, an annualized fee of 0.03% on Net Assets between $1 and $3 billion, and an annualized fee of 0.02% on Net Assets above $3 billion.

No persons (other than the Independent Directors) currently receive compensation from the Fund for acting as a director or officer; however, officers of the Fund may also be officers or employees of the Advisers or FAS and may receive compensation in such capacities. The Fund pays each member of the Board (a “Director”) who is not a director, officer, employee, or affiliate of the Advisers, FAS, or any of their affiliates a fee of $8,000 per annum, plus $4,000 for each in-person meeting, $500 for each audit committee meeting, $500 for each nominating committee meeting, and $500 for each telephonic meeting of the Board. The lead independent director of the Board receives an additional $1,000 for attending each regular quarterly meeting of the Board. The chairman of the audit committee receives an additional $1,000 for attending each regular meeting of the audit committee. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian. Computershare Shareowner Services (“Computershare”) serves as the Fund’s common stock servicing agent, dividend-paying agent and registrar. As compensation for BNY Mellon’s and Computershare’s services, the Fund pays each a monthly fee plus certain out-of-pocket expenses.

NOTE 4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities, during the year ended November 30, 2014 were $11,764,359 and $13,835,745, respectively.

NOTE 5. CAPITAL

At November 30, 2014, 240,000,000 of $0.01 par value common stock (the “Common Stock”) were authorized, of which 12,338,660 were outstanding.

Annual Report | November 30, 2014	21

Notes to Financial Statements	Boulder Total Return Fund, Inc.
November 30, 2014

Transaction in Common Stock were as follows:
	For the Year Ended	For the Year Ended
	November 30, 2014	November 30, 2013
Common Stock outstanding - beginning of period	12,338,660	12,338,660

Common Stock outstanding - end of period	12,338,660	12,338,660

NOTE 6. TAXABLE AUCTION MARKET PREFERRED STOCK

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On August 15, 2000, the Fund’s 775 shares of Money Market Cumulative Preferred Stock™ were retired and 775 shares of AMPS were issued. AMPS are senior to the Common Stock and result in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on shares of AMPS are cumulative. The Fund’s AMPS had a liquidation preference of $100,000 per share, plus any accumulated unpaid dividends, whether or not earned or declared by the Fund and had no set retirement date.

On April 10, 2013 all outstanding AMPS issued by the Fund were redeemed at the liquidation preference plus accumulated but unpaid dividends.

The Fund obtained alternative financing to provide new funding in order to redeem the AMPS and provide leverage to the Fund going forward. See Note 11 - Line of Credit and Securities Lending, for further information on the borrowing facility used by the Fund during the year ended, and as of, November 30, 2014.

NOTE 7. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest in a portfolio of common stocks. The portion of the Fund’s assets invested in each stock can vary depending on market conditions. The term “common stocks” includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying RICs and REITs.

Concentration Risk: The Fund operates as a “diversified” management investment company, as defined in the 1940 Act. Under this definition, at least 75% of the value of the Fund’s total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets (at the time of purchase) and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Fund’s assets, which may be invested in securities representing more than 5% of the Fund’s total assets or even in a single issuer.

As of November 30, 2014, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. The Fund contains highly concentrated positions in other stocks as well. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of this single issuer and its other larger positions than that of a more diversified fund. As a result,

22	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Notes to Financial Statements
November 30, 2014

the Fund may be subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30, 2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Changes in Investment Policies: On May 2, 2011, stockholders approved elimination of the Fund’s fundamental investment policy prohibiting the Fund from purchasing securities on margin.

NOTE 8. SIGNIFICANT STOCKHOLDERS

On November 30, 2014, trusts and other entities and individuals affiliated with Stewart R. Horejsi and the Horejsi family owned 5,215,262 shares of Common Stock of the Fund, representing approximately 42.27% of the total Common Stock outstanding. Stewart R. Horejsi is the Chief Investment Officer of BIA and SIA and is a portfolio manager of the Fund. Entities affiliated with Mr. Horejsi and the Horejsi family also own the Advisers and FAS.

NOTE 9. SHARE REPURCHASES AND REDEMPTIONS

In accordance with Section 23(c) of the 1940 Act and the rules promulgated thereunder, the Fund may from time to time effect repurchases and/or redemptions of its Common Stock and/or its AMPS.

For the year ended November 30, 2014, the Fund did not repurchase any of its Common Stock. For the year ended November 30, 2013, the Fund did not repurchase any of its Common Stock; however, the Fund redeemed the remaining 680 shares AMPS at par value.

NOTE 10. TAX BASIS DISTRIBUTIONS

As determined on November 30, 2014, permanent differences resulting primarily from different book and tax accounting for gains and losses on foreign currency, partnership investments, and certain other investments were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common

Annual Report | November 30, 2014	23

Notes to Financial Statements	Boulder Total Return Fund, Inc.
November 30, 2014

stockholders or net asset value per common share outstanding. Permanent book and tax basis differences of $(34,678), $374,530 and $(339,852) were reclassified at November 30, 2014 among overdistributed net investment income, accumulated net realized gains on investments and paid-in capital, respectively, for the Fund. Included in the amounts reclassified were net operating losses offset to paid-in capital in the amount $251,565.

Ordinary income and long-term capital gains were allocated to common stockholders after payment of the available amounts on any outstanding AMPS. To the extent that the amount distributed to common stockholders exceeded the amount of available ordinary income and long-term capital gains after allocation to any outstanding AMPS, these distributions were treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding AMPS exceeded the amount of available ordinary income and long-term capital gains, these distributions were treated as a tax return of capital. Due to the redemption of the AMPS on April 10, 2013, all ordinary income and long-term capital gains are now allocated to common stockholders.

The character of distributions paid on a tax basis during the year ending November 30, 2014 is as follows:

Year Ended November 30, 2014
Distributions paid from:
Long-term Capital Gain	$1,307,034

$1,307,034

The character of distributions paid on a tax basis during the year ending November 30, 2013 is as follows:

Year Ended November 30, 2013
Distributions paid from:
Ordinary Income	$486,163
Long-term Capital Gain	55,395

$541,558

The Fund elects to defer to the period ending November 30, 2015, late year ordinary losses recognized in the amount of $112,433.

As of November 30, 2014, the Fund had no outstanding capital loss carryovers.

On November 30, 2014, based on cost of $193,405,580 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $303,286,496, aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $4,851,891, and net depreciation for all foreign currency in which there is an excess of tax cost over value of $4,963, resulting in net unrealized appreciation of $298,429,642.

24	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Notes to Financial Statements
November 30, 2014

As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:

Accumulated Long-term Capital Gain	$3,695,253
Unrealized Appreciation	298,429,642
Cumulative Effect of Other Timing Differences	(629,032)

Total	$301,495,863

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

NOTE 11. LINE OF CREDIT AND SECURITIES LENDING

On March 1, 2013 the Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $70,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “Pledged Collateral”). Under the terms of the Agreement, BNP was permitted in its discretion, with 270 calendar days’ advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 0.80% on the amount borrowed.

For the year ended November 30, 2014, the average amount borrowed under the Agreement and the average interest rate for the amount borrowed were $67,841,560 and 0.955%, respectively. Due to the short term nature of the Agreement, face value approximates fair value at November 30, 2014. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). As of November 30, 2014, the amount of such outstanding borrowings is $67,536,464. The interest rate applicable to the borrowings on November 30, 2014 was 0.954%. As of November 30, 2014, the amount of Pledged Collateral was $216,917,500. Securities pledged as collateral are notated on the Portfolio of Investments.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the Pledged Collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the Pledged Collateral as ineligible to be a Lent Security, provided there are eligible securities within the Pledged Collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Statement of Operations.

Annual Report | November 30, 2014	25

Notes to Financial Statements	Boulder Total Return Fund, Inc.
November 30, 2014

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of November 30, 2014, the value of securities on loan was $54,325,607. As the Fund has the ability to offset the fair value of any Lent Securities not returned from BNP against an equal amount of Current Borrowings outstanding, the Fund had no net exposure from the Lending Agreement as of November 30, 2014.

The Board has approved the Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the period ended November 30, 2014.

NOTE 12. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, “Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements.” The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. Management has determined that as an investment company regulated under the 1940 Act, the Fund qualifies as an investment company pursuant to the ASU and meets the reporting requirement under the new pronouncement.

NOTE 13. FUND REORGANIZATION

On November 14, 2014, the Fund, Boulder Growth & Income Fund, Inc. (“BIF”), The Denali Fund Inc. (“DNY”), and First Opportunity Fund, Inc. (“FOFI”) announced that at a joint special meeting of stockholders, stockholders of each fund approved all proposals presented with regard to the reorganization of each of BTF, DNY, and FOFI into BIF, the single surviving fund.

At the special meeting, the stockholders approved the following proposals:

•	FOFI stockholders approved (i) an amendment to FOFI’s charter eliminating the right of stockholders to demand the fair value for shares in connection with a reorganization of

26	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Notes to Financial Statements
November 30, 2014

FOFI with another affiliated investment company and (ii) the agreement and plan of reorganization pursuant to which FOFI will transfer all of its assets to BIF in exchange for shares of BIF, and the assumption by BIF of all of the liabilities of FOFI;

•

BTF stockholders approved an agreement and plan of reorganization pursuant to which BTF will transfer all of its assets to BIF in exchange for shares of BIF, and the assumption by BIF of all of the liabilities of BTF;

•

DNY stockholders approved an agreement and plan of reorganization pursuant to which DNY would transfer all of its assets to BIF in exchange for shares of BIF, and the assumption by BIF of all of the liabilities of DNY; and

•

BIF stockholders approved (i) the issuance of additional common shares of BIF in connection with the reorganizations pursuant to an agreement and plan of reorganization among the Funds, (ii) the elimination of a fundamental investment policy limiting BIF’s ability to invest more than 4% of total assets in any single issuer; and (iii) new investment co-advisory agreements with Rocky Mountain Advisers, LLC and Stewart Investment Advisers (aka, Stewart West Indies Trading Company, Ltd).

In addition, it was announced that in recognition of BIF stockholder approval of the new advisory agreements which contemplate a 1.00% advisory fee, the advisers for all the funds have agreed to reduce the advisory fee for each of the funds (currently at 1.25% with a 0.10% temporary waiver) to a flat rate of 1.00% (i.e., 1.25% contractual rate less a 0.25% waiver), effective December 1, 2014, through the effectiveness of the reorganizations.

NOTE 14. SUBSEQUENT EVENTS

Stockholder Distribution for the Fund: On December 30, 2014, the Fund paid a dividend in the amount of $0.24314 per common share, consisting of long-term capital gain, to stockholders of record as of December 22, 2014.

Advisory Fee Waiver: Effective December 1, 2014, the Advisers of the Fund have agreed to reduce the advisory fee for the Fund to a flat rate of 1.00% (i.e., 1.25% contractual rate less a 0.25% waiver), through the effectiveness of the reorganizations.

Annual Report | November 30, 2014	27

Report of Independent Registered Public Accounting Firm	Boulder Total Return Fund, Inc.

To the Stockholders and Board of Directors of Boulder Total Return Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Boulder Total Return Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boulder Total Return Fund, Inc. as of November 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 29, 2015

28	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Additional Information
November 30, 2014 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) on the Fund’s website at www.boulderfunds.net; (ii) on the SEC’s website at www.sec.gov; or (iii) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

The policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities held by the Fund are available, without charge, (i) on the Fund’s website located at www.boulderfunds.net, (ii) on the SEC’s website at www.sec.gov, or (iii) by calling toll-free (877) 561-7914. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.boulderfunds.net.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Annual Report | November 30, 2014	29

Additional Information	Boulder Total Return Fund, Inc.
November 30, 2014 (Unaudited)

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

NOTICE TO STOCKHOLDERS

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2013:

Qualified Dividend Income:         100.00%

Dividend Received Deduction:    100.00%

In early 2014, if applicable, stockholders of record received this information for the distributions paid to them by the Fund during the calendar year 2013 via Form 1099. The Fund will notify stockholders in early 2015 of amounts paid to them by the Fund, if any, during the calendar year 2014.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $1,307,034 as long-term capital gain dividends.

MEETING OF STOCKHOLDERS – VOTING RESULT

On November 14, 2014, the Fund held a Special Meeting of Stockholders to consider the proposal set forth below.

The following votes were recorded:

Proposal 2: To approve an agreement and plan of reorganization.

	# of Votes Cast	% of Votes Cast
For	8,586,198	98.91%
Against	77,662	0.89%
Abstain	17,354	0.20%
TOTAL	8,681,214	100.00%

30	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Summary of Dividend Reinvestment Plan
November 30, 2014 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period then the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare, P.O. Box 30170, College Station, TX, 77842-3170. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

Annual Report | November 30, 2014	31

Board of Directors’ Approval of the Investment Advisory Agreements	Boulder Total Return Fund, Inc.
November 30, 2014 (Unaudited)

Discussion Regarding the Board of Directors’ Approval of the Investment Advisory Agreements

Each of the Advisers has entered into an Investment Advisory Agreement with the Fund (the “Advisory Agreements”) pursuant to which the Advisers are jointly responsible for managing the Fund’s assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”), annually approve the terms of the Advisory Agreements. At a regularly scheduled meeting held on November 3, 2014, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Advisory Agreements.

Factors Considered

Generally, the Board considered a number of factors in renewing the Advisory Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies (the “Peer Group”); (iii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized if the Fund grows and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund’s principal stockholders; (vii) the historical relationship between the Fund and the Advisers; and (viii) the relationship between the Advisers and its affiliated service provider, FAS. The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers’ services and the reasonableness of the Advisers’ fees under the Advisory Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers’ investment services under the Advisory Agreements. These materials included reports and presentations from the Advisers that described, among other things, the Advisers’ organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative advisory fees, and compliance policies and procedures. The Board also met with representatives of, and received a report prepared by, an independent research firm, Morningstar, Inc. (“Morningstar”), comparing the Fund’s performance and advisory fees and expenses to a group of closed-end funds determined to be most similar to the Fund in each case as determined by Morningstar (the “Peer Group”). The Board also considered information received from the Advisers throughout the year,

32	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Board of Directors’ Approval of the Investment Advisory Agreements
November 30, 2014 (Unaudited)

including investment performance and returns as well as stock price, net asset value and expense ratio reports for the Fund.

In advance of the November 3, 2014 Board meeting, the Independent Directors held two special telephonic meetings with counsel to the Fund and the Independent Directors. One of the principal purposes of the meetings was to discuss the renewal of the Advisory Agreements and to review the materials provided to the Board by the Advisers in connection with the annual review process. The Board held additional discussions at the November 3, 2014 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

The information below summarizes the Board’s considerations in connection with its approval of the Advisory Agreements. In deciding to approve the Advisory Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Advisory Agreements. Each Adviser’s most recent investment adviser registration form on the Securities and Exchange Commission’s Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers’ key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers’ portfolio management personnel. The Board was satisfied that the Advisers’ investment personnel would devote an adequate portion of their time and attention to the success of the Fund and its investment strategy. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since the Advisers were engaged by the Fund in 1999, as compared to both relevant indices and the performance of the Peer Group. The Board noted that based on its net asset value performance, the Fund outperformed the Standard & Poor’s 500 Index (the “S&P 500”), the Fund’s primary relevant benchmark as well as the Dow Jones Industrial Average (the “Dow Jones”) and NASDAQ Composite Index (the “NASDAQ Composite”) since August, 1999 when the Advisers were engaged by the Fund. The Board noted that the Fund had outperformed the Dow Jones but underperformed the S&P 500 and NASDAQ Composite during the one-year period ended September 30, 2014. The Board further noted the Fund outperformed the S&P 500 and Dow Jones, however underperformed the NASDAQ Composite during the three-, and five-year periods ended September 30, 2014. The Board further noted that the Fund underperformed the S&P 500, Dow Jones and NASDAQ Composite during the

Annual Report | November 30, 2014	33

Board of Directors’ Approval of the Investment Advisory Agreements	Boulder Total Return Fund, Inc.
November 30, 2014 (Unaudited)

ten-year period ended September 30, 2014. The Board also noted the Fund’s recent outperformance of the S&P 500, and Dow Jones for the quarter ended September 30, 2014 and its underperformance of the NASDAQ Composite during the same time period. The Board also noted the Fund’s recent outperformance of the Dow Jones for the six-months ended September 30, 2014 and its underperformance of the S&P 500 and NASDAQ Composite during the same time period. The Board further noted that the Fund outperformed its Peer Group for the one-, three-, five- and ten-year periods ended September 30, 2014.

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including advisory fees and investment-related expenses. The Board noted that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds included in the Peer Group expense universe; however, the advisory fees payable under the Advisory Agreements were comparable to the fees earned by the Advisers on other portfolios managed by the Advisers. The Advisers discussed with the Board certain factors justifying the advisory fee including, but not limited to, the Advisers’ stock skill selection has been substantiated through long-term performance; and the time associated with the discipline of concentrated investing.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs incurred by the Advisers and FAS in providing services to the Fund.

Based on its analysis of this information, the Board determined that the overall level of profits earned by the Advisers does not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services rendered by the Advisers.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to the Fund’s assets and any economies of scale that may exist. Although the Board noted that the Advisers do not anticipate that they are likely to experience any meaningful economies of scale with respect to their management of the Fund, the Board, as described below, determined that it would be in the best interests of the Fund and its stockholders to obtain a voluntary fee waiver to provide more immediate benefits to the stockholders.

Fee Waiver

The Board noted the current fee arrangement in place for the Fund under the Advisory Agreements. They noted that the Advisers receive an annual fee, payable monthly, of 1.25% of the value of the Fund’s average monthly total net assets, including any leverage. The Board further

34	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Board of Directors’ Approval of the Investment Advisory Agreements
November 30, 2014 (Unaudited)

noted the then-current one-year voluntary fee waiver whereby the Advisers have agreed to waive a portion of the advisory fee equal to 10 basis points (0.10%) of the value of the Fund’s average monthly total net assets, including any leverage. This fee waiver reduced the annual fee payable to the Advisers to 1.15% of the value of the Fund’s average monthly total net assets, including any leverage, through December 1, 2014. The Board also noted the fee split amongst the Advisers whereby SIA receives 25% of the fees earned by the Advisers and BIA receives 75% of the fees earned by the Advisers. The Board further noted that, subject to stockholder approval of the proposed reorganization of the Fund, The Denali Fund Inc. and First Opportunity Fund, Inc. into the Boulder Growth & Income Fund, Inc. (the “Reorganization”), the Advisers for the Fund had agreed to increase their voluntary waiver of a portion of the advisory fee from 10 basis points (0.10%) to 25 basis points (0.25%) of the value of the Fund’s average monthly total net assets, including any leverage, effective December 1, 2014, through the effectiveness of the Reorganization. The Board concluded that the fee under the Advisory Agreements, as modified by the voluntary fee waiver, was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Stockholder Support and Historical Relationship with the Fund

The Board also weighed the views of the Fund’s largest stockholders, which are affiliated with the family of Mr. Stewart R. Horejsi. As of September 30, 2014, the Lola Trust and other entities affiliated with the Horejsi family held approximately 42.3% of the Fund’s outstanding common shares. The Board understood from Mr. Horejsi that these stockholders were supportive of the Advisers and the renewal of the Advisory Agreements.

Approval

The Board based its decision to approve the renewal of the Advisory Agreements on a careful analysis, in consultation with independent counsel, of the above factors as well as other factors. In approving the Advisory Agreements, the Board concluded that the terms of the Fund’s investment advisory agreements are reasonable and fair and that renewal of the Advisory Agreements is in the best interests of the Fund and its stockholders.

Annual Report | November 30, 2014	35

Directors & Officers	Boulder Total Return Fund, Inc.
November 30, 2014 (Unaudited)

Certain information regarding the Directors of the Fund is set forth below. The Fund’s SAI includes additional information about the Directors of the Fund and is available, without charge, upon request, by calling toll-free (877) 561-7914.

INDEPENDENT DIRECTORS(1)

Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorships Held by Director

Dr. Dean L. Jacobson Age: 75	Class I Director	Term expires 2016; Director since 2004.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	4	None.

Richard I. Barr Age: 77	Lead Independent Director and Class III Director	Term expires 2015; Director since 1999 (Lead Independent Director since 2013 and Chairman 2003-2013).	Retired (since 2001); various executive positions (1963- 2001), Advantage Sales and Marketing, Inc. (food brokerage), and CBS Marketing (1963- 1996).	4	None.

Steven K. Norgaard Age: 49	Class III Director	Term expires 2015; Director since 2011.	Attorney (since 1994), Steven K. Norgaard, P.C. (law firm); Director (since 2007), ATG Trust Company (independent trust company).	4	None.

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Boulder Total Return Fund, Inc.	Directors & Officers
November 30, 2014 (Unaudited)

INTERESTED DIRECTORS(1)

Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Directorships Held by Director

Joel W. Looney(4) Age: 52	Chairman and Class II Director	Term expires 2014; Director since 2001; Chairman since 2013.	Assistant Investment Officer (since October 2013), Rocky Mountain Advisers, LLC (investment adviser); Assistant Investment Officer (since October 2013), Boulder Investment Advisers, LLC (investment adviser); Partner (1999-2013), Financial Management Group, LLC (investment adviser); Registered Representative (2007- 2013), VSR Financial Services, Inc. (investment adviser).	4	None.

John S. Horejsi(5) Age: 47	Class I Director	Term expires 2016; Director since 2006.	Director (since 1997), Horejsi Charitable Foundation (private charitable foundation); Director (2007-2011), The Denali Fund Inc.; Director (2006-2011), First Opportunity Fund, Inc.	2	None.

(1)

Directors who are not “interested persons” of the Fund (as that term is defined in the 1940 Act) are referred to as “Independent Directors”. Directors who are “interested persons” of the Fund under the 1940 Act are referred to as “Interested Directors.”

(2)	Unless otherwise specified, the Directors’ respective addresses are c/o Boulder Total Return Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
(3)	The Fund complex includes the Fund, The Denali Fund Inc., Boulder Growth & Income Fund, Inc., and First Opportunity Fund, Inc.
(4)	Mr. Looney is considered an “interested person” by virtue of him being an employee of FAS and Assistant Investment Officer of BIA.
(5)	Mr. Horejsi is an “interested person” as a result of the extent of his beneficial ownership of Fund shares and by virtue of his indirect beneficial ownership of BIA, SIA and FAS.

Annual Report | November 30, 2014	37

Directors & Officers	Boulder Total Return Fund, Inc.
November 30, 2014 (Unaudited)

OFFICERS

The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on February 7, 2014. Officers are elected annually and will hold such office until a successor has been elected by the Board.

Name, Age and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years

Stephen C. Miller Age: 62	President	Appointed annually; served since 1999.	President and General Counsel (since 1999), Boulder Investment Advisers, LLC; President and General Counsel (since 2008), Rocky Mountain Advisers, LLC; Manager (since 1999), Fund Administrative Services, LLC.; Vice President (since 1998), Stewart Investment Advisers; President (since 2002), Boulder Growth & Income Fund, Inc.; President (since 2007), The Denali Fund Inc.; President (since 2003), First Opportunity Fund, Inc.; officer of various other entities affiliated with the Horejsi family; Of Counsel (since 1991), Krassa & Miller, LLC.

Nicole L. Murphey Age: 37	Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, and Assistant Secretary	Appointed annually; served as Chief Financial Officer, Chief Accounting Officer and Treasurer since 2011; served as Vice President since 2008; served as Assistant Secretary since 2000.	Vice President and Treasurer (since 2011), Boulder Investment Advisers, LLC and Rocky Mountain Advisers, LLC; Assistant Manager (since 2011), Fund Administrative Services, LLC; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2002), Boulder Growth & Income Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2007), The Denali Fund Inc.; Chief Financial Officer, Chief Accounting Officer, Treasurer (since 2011), Vice President (since 2008) and Assistant Secretary (since 2003) First Opportunity Fund, Inc.

38	www.boulderfunds.net

Boulder Total Return Fund, Inc.	Directors & Officers
November 30, 2014 (Unaudited)

OFFICERS (continued)

Name, Age and Address*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years

Lucas Foss Age: 37	Chief Compliance Officer	Appointed annually; served since 2012.	Deputy Chief Compliance Officer (since August 2012), ALPS Fund Services; Chief Compliance Officer (2012-2014), Wakefield Alternative Series Trust; Chief Compliance Officer (since 2012), ALPS Series Trust; Chief Compliance Officer (since 2012), The Caldwell & Orkin Funds, Inc.; Chief Compliance Officer (since 2012), Boulder Growth & Income Fund, Inc.; The Denali Fund Inc.; First Opportunity Fund, Inc.; Chief Compliance Officer (since 2013), Whitebox Mutual Funds; Chief Compliance Officer (since 2013), Principal Real Estate Income Fund; Chief Compliance Officer (Since 2013), RiverNorth Opportunities Fund, Inc.; Compliance manager (2010-2012), ALPS Fund Services; Senior Compliance Analyst (2006-2009), ALPS Fund Services; Registered Representative, ALPS Distributors, Inc.

Stephanie J. Kelley Age: 59	Secretary	Appointed annually; served since 2000.	Secretary (since 2002) and Assistant Compliance Officer (2002-2012), Boulder Growth & Income Fund, Inc., Secretary (since 2007) and Assistant Compliance Officer (2007-2012), The Denali Fund Inc.; Secretary (since 2003) and Assistant Compliance Officer (2003-2012), First Opportunity Fund, Inc.; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family.

Brandon A. Krinhop Age: 29	Asst. Treasurer	Appointed annually; served since May 2014.	Assistant Treasurer (since 2014), Boulder Growth & Income Fund, Inc.; Assistant Treasurer (since 2014), The Denali Fund Inc.; Assistant Treasurer (since 2014), First Opportunity Fund, Inc.; Senior Fund Operations Analyst (since 2008), Fund Administrative Services, LLC, Boulder Investment Advisers, LLC, Rocky Mountain Advisers, LLC.

*	Unless otherwise specified, the Officers’ respective addresses are c/o Boulder Total Return Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

The Fund’s president has certified to the New York Stock Exchange that, as of November 30, 2014, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a-2(3) under the Investment Company Act.

Annual Report | November 30, 2014	39

BOULDER TOTAL RETURN FUND, INC.

Directors	Richard I. Barr John S. Horejsi Dr. Dean L. Jacobson Joel W. Looney Steven K. Norgaard

Co-Investment Advisers	Stewart Investment Advisers Boulder Investment Advisers, LLC 2344 Spruce Street, Suite A Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC 2344 Spruce Street, Suite A Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

Custodian	Bank of New York Mellon One Wall Street New York, NY 10286

Stock Transfer Agent	Computershare 480 Washington Blvd. Jersey City, NJ 07310

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 17th Street, Suite 3600 Denver, CO 80202

Legal Counsel	Paul Hastings, LLP 515 South Flower Street Twenty-Fifth Floor Los Angeles, CA 90071

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

BOULDER TOTAL RETURN FUND, INC. c/o Computershare 480 Washington Blvd. Jersey City, NJ 07310

Item 2. Code of Ethics.

As of the end of the period covered by this report, Boulder Total Return Fund, Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the period covered by this report, there were no material changes made to the provisions of the code of ethics nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of directors has determined that Steven K. Norgaard is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined in paragraph (a)(2) of Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $29,500 and $30,500 for the fiscal years ended November 30, 2013 and November 30, 2014, respectively.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended November 30, 2013 and November 30, 2014 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s tax returns, excise tax returns, December dividend calculations and Maryland Property Tax returns were $8,200 and $8,200 for the fiscal years ended November 30, 2013 and November 30, 2014, respectively.

(d)	All Other Fees – The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item were $0 and $8,435 for the fiscal years ended November 30, 2013 and November 30, 2014, respectively. The nature of the services provided involved review and consent of Form N-14.

(e)	(1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services. Under the audit committee’s charter, pre-approval of permitted non-audit services by the Registrant’s accountant is not required if: (1) the aggregate amount of all permitted non-audit services is not more than 5% of the total revenues paid by the Registrant to the accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the audit committee and approved by the audit committee or a designated audit committee member prior to the completion of the audit of the Registrant’s annual financial statements.

(2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended November 30, 2014 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s audit committee are Dr. Dean L. Jacobson, Richard I. Barr, and Steven K. Norgaard.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated, subject to the supervision of the Board, the voting of proxies relating to its voting securities to the Advisers. The Registrant’s Proxy Voting Procedures of the Advisers are included below.

Boulder Total Return Fund, Inc.

Boulder Growth & Income Fund, Inc.

The Denali Fund Inc.

First Opportunity Fund, Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc. (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1. Policy. It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to each Fund’s respective investment adviser(s) (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.1 The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract. Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and became effective August 6, 2003.

2. Fiduciary Duty. The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3. Procedures. The following are the procedures adopted by the Board for the administration of this policy:

a. Review of Adviser Proxy Voting Procedures. The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes. In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year. With respect to those proxies the Adviser has identified as involving a conflict of interest2, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4. Revocation. The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time. This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

1 This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

2 As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

Voting Policies and Procedures

5. Annual Filing. The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. The Fund must file the complete proxy voting record on an annual basis on this form. Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers.

6. Disclosures.

a. The Fund shall include in any future registration statement:

i. A description of the Voting Policies and the Voting Guidelines3; and

ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.4

b. The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

i. A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.5

ii. A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.6

7. Recordkeeping Requirements. SEC Rule 204-2, as amended, requires advisers to retain:

1. Proxy voting policies and procedures

2. Proxy statements received regarding client securities

3. Records of votes cast on behalf of clients

4. Records of written client requests

5. Any documents prepared by the Adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8. Review of Policy. At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

3 This disclosure is included in all registration statements filed on behalf of the Funds after July 1, 2003.

4 This disclosure is included in all registration statements filed on behalf of the Funds after August 31, 2004.

5 This disclosure is included in all reports filed on behalf of the Funds after July 1, 2003.

6 This disclosure is included in all reports filed on behalf of the Funds after August 31, 2004.

EXHIBIT A – VOTING GUIDLINES

The Funds’ and Advisers’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections

Although we typically vote for the election of directors in uncontested elections, we may vote against, or withhold, if applicable, if we believe the individual has not, or is not likely to in the future, deliver value to shareholders or protect shareholders’ interests due to the individual’s relationships, background or prior actions.

Generally FOR, but will review on a case-by-case basis
Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST
Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.
Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR
Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.
Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.
Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.	We support the establishment of these committees, however independent director membership on these committees is the

Category	Guideline	Voting
primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.
Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit committee and not to management.

We will generally support the choice of auditors recommended by the Audit Committee. In the event that the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.

VOTING AND ENTRENCHMENT ISSUES
Shareholder Right to Call Special Meeting		Generally FOR
Shareholder Right to Act by Written Consent		Generally FOR
Cumulative Voting		Generally FOR, although there may be situations where such a structure may be detrimental to shareholder interests.
Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.
Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as a potential an anti-takeover measure we would vote against.
COMPENSATION ISSUES
Director Compensation	Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We generally do not support options for directors, and do not support retirement bonuses or benefits for directors.

MANAGEMENT COMPENSATION	Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.	Executive compensation will be considered on a case-by-case basis.

Category	Guideline	Voting
Stock Options and Incentive Compensation Plans	Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options. We will not support any plan amendment that is not capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.
Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.
Require Shareholder Approval of Golden Parachutes		Generally FOR
TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.
Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.

Category	Guideline	Voting
Super-Majority Voting Provisions

Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.
Issuance of Authorized Shares		Generally FOR
Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.

Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.
OTHER MATTERS
Stock Repurchase Plans		Generally FOR
Stock Splits		Generally FOR
Require Shareholder Approval to issue Preferred Stock		Generally FOR
Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.
Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Dated: October 26, 2007

Revised: July 30, 2010, November 8, 2010, July 27, 2012, August 5, 2013.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) Stewart R. Horejsi, Brendon J. Fischer and Joel Looney are the Fund’s portfolio managers and are collectively responsible for the day-to-day management of the Fund’s assets. Mr. Horejsi, Mr. Fischer and Mr. Looney are referred to herein as the “Portfolio Managers”. Boulder Investment Advisers, LLC (“BIA”) and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“SIA” together with BIA, the “Advisers”) are the co-advisers to the Fund. The Portfolio Managers manage the Fund and three other registered investment companies, the Boulder Growth & Income Fund, Inc. (“BIF”), The Denali Fund Inc. (“DNY”) and First Opportunity Fund, Inc (“FOFI”). As of November 30, 2014, BIF, DNY and FOFI had total assets, including leverage, of approximately $300.3 million, $140.5 million and $349.6 million, respectively. None of the advisory fees of the other registered investment companies for which the Portfolio Managers manage are based on the performance of the account.

Separately, Mr. Horejsi also acts as a financial consultant to other private trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and consults with respect to their portfolios of equities having an aggregate value of approximately $1.1 billion as of November 30, 2014. Mr. Horejsi has been the financial and investment adviser for the Horejsi Affiliates since 1982 and the Chief Investment Officer for BIA and SIA since 1999 and for Rocky Mountain Advisers, LLC (“RMA”)(the co-adviser, together with SIA, to FOFI) since 2008. Mr. Horejsi has been a Portfolio Manager for the Fund since August 1999.

Mr. Fischer joined BIA and RMA as an Assistant Investment Officer in 2012 and has been a Portfolio Manager of the Fund since 2012 as well. Prior to joining RMA and BIA, Mr. Fischer was an Associate and Senior Analyst with H.I.G. WhiteHorse in Dallas, Texas from 2005 until 2012.

Separately, Mr. Looney also acts as an advisory representative providing investment supervisory and financial planning services to RMA’s private clients (the “RMA Private Clients”) for which RMA receives fees generally based on a percentage of assets under management. Mr. Looney joined BIA and RMA as an Assistant Investment Officer and a Portfolio Manager of the Fund in 2013. Prior to joining the Advisers, Mr. Looney was the Principal for Financial Management Group, LLC, an investment management firm, from 1999 to 2013. Mr. Looney also currently serves as Chairman of the Board of Directors for the Fund.

As a general matter, portfolio management staff are paid an annual fixed salary and are offered participation in the firm’s 401K, as well as other benefits that are offered to other employees of the Advisers. In evaluating a portfolio manager’s salary and annual pay increases, the Fund’s performance may be one of many factors considered by management. However, as a general matter, the Advisers do not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within the Adviser’s investment team, contributions to the Adviser’s overall performance, discrete securities analysis, idea generation, and other considerations. Generally, a portfolio manager does not receive bonuses; however, in the case of Mr. Horejsi, because of his affiliation with and beneficial interest in the Horejsi Affiliates that own the Advisers, he may, directly or indirectly, receive distributions of the Advisers’ profits. In the case of Mr. Looney, in addition to an annual fixed salary and other benefits mentioned above, he receives a portion of the fees paid to RMA for providing investment supervisory and financial planning services to the RMA Private Clients.

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments. This is because the Portfolio Managers also serve as portfolio managers to BIF, DNY and FOFI, as well as the RMA Private Clients. Additionally, Mr. Horejsi consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. From time to time, securities may meet the investment objectives of one or any combination of the Fund, BIF, DNY, FOFI, the RMA Private Clients and the Horejsi Affiliates. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. Allocations of investments to and among the Fund, BIF, DNY and FOFI and the RMA Private Clients are made in accordance with the investment allocation policies and procedures of the Advisers. There is no guarantee that these policies and procedures will be able to identify and mitigate all potential conflicts of interest with respect to the investments of the funds. Factors considered in the investment recommendations may include the size of the portfolio, concentration of holdings, investment objectives, restrictions and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or accounts managed by the Advisers seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. With respect to the assets of the Horejsi Affiliates as may be advised from time to time by Mr. Horejsi, the Horejsi Affiliates have consented to allow the funds and other accounts managed by the Advisers to complete the entirety of their transactions in any particular security before the Horejsi Affiliates will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another fund or account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one fund or account purchases or sells the same security on a given date, the Advisers will seek to allocate the purchases and sales on an equitable basis, taking into consideration such factors as: the size of the portfolio, concentration of holdings, investment objectives and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. Although the other funds managed by the Advisers may have the same or similar investment objectives and policies as the Fund, their respective portfolios will vary from fund to fund and their respective performance results are likely to differ from those of the Fund.

Mr. Horejsi does not directly own any shares of the Fund. However, the Ernest Horejsi Trust No. 1B and the Lola Brown Trust No. 1B, both of which have engaged Mr. Horejsi as a financial consultant and with respect to which Mr. Horejsi is a discretionary beneficiary, hold 2,987,504 shares and 1,666,907 shares, respectively, of the Fund as of November 30, 2014. In addition, as of November 30, 2014, (i) Evergreen Atlantic, LLC, a limited liability company with respect to which Mr. Horejsi is a manager (but not an equity member), owned 343,749 shares of the Fund; (ii) the Stewart West Indies Trust, a trust established by Mr. Horejsi but with respect to which he is not a beneficiary, owned 130,325 shares of the Fund; and, (iii) the Susan L. Ciciora Trust, a trust established by Mr. Horejsi’s daughter but with respect to which Mr. Horejsi is not a beneficiary, owned 72,176 shares of the Fund (the foregoing are included in the above definition of “Horejsi Affiliates”). Because of Mr. Horejsi’s advisory or familial role with respect to these Horejsi Affiliates, Mr. Horejsi may be deemed to have indirect beneficial ownership of their respective shares which in the aggregate have a dollar range in excess of $1 million.

Mr. Fischer owned 825 shares of the Fund as of November 30, 2014 with an aggregate value of between $10,001 - $50,000.

Mr. Looney owned 4,792 shares of the Fund as of November 30, 2014 with an aggregate value of between $100,001 - $500,000.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i) CERT.

(a)(3)   Not applicable.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act dated November 17, 2008, the 19(a) Notice to Beneficial Owners is attached hereto as Exhibit 12(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     BOULDER TOTAL RETURN FUND, INC.

By (Signature and Title)       /s/ Stephen C. Miller

                                                 Stephen C. Miller, President

                                                  (Principal Executive Officer)

Date:       February 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)       /s/ Stephen C. Miller

                                                 Stephen C. Miller, President

                                                  (Principal Executive Officer)

Date:       February 6, 2015

By (Signature and Title)       /s/ Nicole L. Murphey

                                                 Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer,

                                                 Vice President, Treasurer, Asst. Secretary

                                                 (Principal Financial Officer)

Date:       February 6, 2015